BBH TRUST

BBH PARTNER FUND – INTERNATIONAL EQUITY

Class I Shares (BBHLX)

SUPPLEMENT DATED JULY 6, 2026

TO THE PROSPECTUS

DATED FEBRUARY 28, 2026

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Effective immediately, the sub-section titled “Redemption of Shares” in the “Account Transactions” section on page 15 of the Prospectus is deleted in its entirety and replaced by the following:

“Redemption of Shares

“The Fund prices a redemption at the NAV next calculated after the Fund receives the request in good order. The Fund normally determines the Fund’s NAV daily at 4:00 p.m. Eastern Time on each day that the equity markets of the NYSE are open for a regular day of trading. Under normal market conditions, redemption requests received in good order by 4:00 p.m. Eastern Time on any Business Day will be executed at that day’s NAV. Orders received after 4:00 p.m. will be executed at the next day’s NAV. Redemption requests received before 4:00 p.m. Eastern Time on any Business Day will typically be paid by the Business Day following the date on which the redemption request was accepted. Redemption requests will be paid by federal funds wire transfer to the shareholder’s designated account.

In addition to being able to sell Fund shares directly through the Transfer Agent, investors may also sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Certain Financial Intermediaries are authorized to receive redemption orders on the Fund’s behalf. If redeeming shares through an authorized Financial Intermediaries, the shares will be priced at the NAV next calculated after the Financial Intermediary, or its designee, receives a redemption order in good order.

In order to meet the redemption request, the Fund typically expects to use available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions. While the Fund typically makes payments of redemption requests in cash, it has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities when it deems appropriate.”

II.	Effective immediately, the sub-section titled “How to Redeem Fund Shares” in the “Account Transactions” section on page 16 of the Prospectus is deleted in its entirety and replaced by the following:

“How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly. Each Financial Intermediary may charge a transaction fee payable to the Financial Intermediary on the sale of Fund shares.

Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is received in good order.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.